Property and Equipment - Additional Information (Detail) - USD ($)	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Property, Plant and Equipment [Line Items]
Computer equipment and software		$ 17,721	$ 17,721
Office furniture and equipment		72,338	72,338
Leasehold improvements		8,449	8,449
Capital leases- equipment		11,500	11,500
Total property and equipment		110,008	110,008
Accumulated depreciation		(86,905)	(79,278)
Total property and equipment, net	$ 19,542	$ 23,103	$ 30,730